Exhibit 10.5

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

between

JANSSEN PHARMACEUTICALS, INC.

and

AC IMMUNE SA

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This license, development and commercialization agreement (this “Agreement”) is dated December 24, 2014 and is between Janssen Pharmaceuticals, Inc., a Pennsylvania company (“Janssen”) and AC Immune SA, a Swiss company (“ACI”).

BACKGROUND

ACI conducts research and develops therapeutics for the treatment of proteinopathy diseases including Alzheimer’s disease and other neurological disorders. ACI has identified Tau specific peptides (“Tau peptides”) [*****].

Janssen develops and commercializes therapeutics in areas that include neurological disorders and wants to further develop and commercialize ACI’s Tau peptide-based vaccines which have desirable efficacy and safety.

The parties want to conduct joint research to identify and develop Tau peptides for use as vaccines and have Janssen commercialize such Tau peptide-based vaccines which have desirable efficacy and safety.

The parties therefore agree as follows:

ARTICLE 1: DEFINITIONS

1.1	“ACI Know-How” means all information, materials, Inventions and trade secrets, not generally known to the public, that do not fall within the ACI Patent Rights, and that are Controlled by ACI or any of its Affiliates (a) (i) as of the Effective Date, or (ii) are discovered, created or developed, in the course of ACI’s performance of activities under this Agreement, and (b) are related to the Research, Development, use, Manufacture or Commercialization of any Product; provided, however, that the term “ACI Know-How” [*****].

1.2	“ACI Patent Rights” means all Patent Rights Controlled by ACI or any of its Affiliates that would be infringed by the making, using, selling, offering for sale, or import of a Product, but for the licenses granted in this Agreement. ACI Patent Rights as of the Effective Date are set forth on Schedule 10.1.5.

1.3	“AD Indication” means any Alzheimer’s disease (AD) Indication listed under the header “INDICATIONS AND USAGE” of a Product’s approved label upon Regulatory Approval for the Product by a Regulatory Authority, including any patient group, population or subpopulation, including but not limited to an indication for preclinical or asymptomatic at risk, prodromal or mild cognitive impairment due to AD, mild, moderate or severe AD, familial AD, AD with mixed pathology or mixed AD with cardiovascular dementia.

1.4

“Affiliate” means, with respect to any person, any other person that directly or indirectly controls, is controlled by or is under direct or indirect common control with, such person. For purposes of this section 1.4, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise. Control of any person by another person will be presumed if fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest of the first person are owned, controlled or held, directly or indirectly, by the other person, or by an Affiliate of the other person. A person, for the purpose of this definition, means any individual,

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.5	“Biosimilar Product” means: (a) in respect of a Product sold in the United States, a biological product approved under the Public Health Service Act 351(k) that is highly similar to such Product, notwithstanding minor differences in clinically inactive components, and for which there are no clinically meaningful differences between the biosimilar and the Product in terms of the safety, purity and potency; (b) in respect of a Product sold in the EU, a biological product approved under Article 10(4) of Directive 2001/83/EC and Section 4, Part II, Annex I to such Directive based on the demonstration of the similar nature of such biological medicinal product and Product; and (c) in respect of a Product sold outside the United States and the EU, a biological product approved under a similar regulatory pathway as in the United States and in the European Union, if such pathway exists.

1.6	“BLA” means a biologics license application, or similar application, submitted to a Regulatory Authority.

1.7	“Calendar Quarter” means a calendar quarter during any Calendar Year based on the J&J Universal Calendar (pursuant to Schedule 1.7) for that year consistent with the J&J Universal Calendar used for Janssen’s internal business purposes; provided, however that the last Calendar Quarter under this Agreement will extend from the first day of such Calendar Quarter until the effective date of the termination or expiration of this Agreement.

1.8	“Calendar Year” means a calendar year during the term of this Agreement based on the J&J Universal Calendar for that year consistent with the J&J Universal Calendar used for Janssen’s internal business purposes; provided, however that the last Calendar Year under this Agreement will extend from the first day of such Calendar Year until the effective date of the termination or expiration of this Agreement.

1.9	“cGCP” means the current Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials, including: (a) the requirements in Parts 11, 50, 54, 56, 312, and 314 of Title 21 of the Code of Federal Regulations and all related guidance published by the FDA, that provide assurance that the data and reported results are credible and accurate, and that the rights, integrity, and confidentiality of trial subjects are protected, (b) as required by Law in countries other than the United States where Clinical Trials are conducted, and (c) as required by Law in countries other than the United States where data from Clinical Trials conducted in other countries may be used for Regulatory Approval.

1.10	“cGLP” means the current Good Laboratory Practices (a) the requirements in Part 58 of Title 21 of the Code of Federal Regulations and all related guidance published by the FDA, (b) as required by Law in countries other than the United States where non-clinical laboratory studies are conducted, and (c) as required by Law in countries other than the United States where data from non-clinical laboratory studies conducted in other countries may be used to obtain Regulatory Approval.

1.11

“cGMP” means the current practices for the Manufacture of Peptide or Product required: (a) if the Peptide or Product is to be supplied to a region covered by The International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”), by the relevant ICH Quality Guidelines relating to good manufacturing practice; (b) if the manufacturing site is within the European Union or if the Peptide or Product is to be supplied

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

to a country within the European Union, by the principles and guidelines of good manufacturing practice in respect of medicinal products as laid down by Directive 2003/94/EC and the associated guidance set out in EudraLex -Volume 4 of the Rules Governing Medicinal Products in the European Union entitled “EU Guidelines to Good Manufacturing Practice Medicinal Products for Human and Veterinary Use”; (c) if the manufacturing site is in the United States of America or if the Peptide or Product is to be supplied to a country regulated by the FDA, by Parts 11, 210 and 211 of Title 21 of the Code of Federal Regulations and all related guidance published by the FDA; and (d) if the Peptide or Product is to be supplied to any other country not falling within (a), (b), or (c) above, by Laws promulgated by any Governmental Authority having jurisdiction over the Manufacture of Peptide or Product or any component of any of the foregoing and any guidance documents promulgated by any Governmental Authority having jurisdiction over the Manufacture of Peptide or Product (including advisory opinions, compliance policy guides and guidelines) which guidance documents are being implemented within the pharmaceutical manufacturing industry.

1.12	“Change of Control” means a transaction or series of related transactions that result in (a) the holders of outstanding voting securities of a Party immediately prior to such transaction ceasing to represent at least fifty percent (50%) of the combined outstanding voting power of the surviving entity immediately after such transaction; (b) any Third Party (other than a trustee or other fiduciary holding securities under an employee benefit plan) becoming the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of a Party; or (c) a sale or other disposition to a Third Party of all or substantially all of a Party’s assets or business.

1.13	“Clinical Trial” means any research study of a therapeutic product with human subjects designed to provide specific data to determine either or both the safety and efficacy of such product.

1.14	“CMC Work Plan” means the chemistry, manufacturing and controls (CMC) activities to be conducted by ACI for the Product, as may be updated or amended from time to time in accordance with the terms of this Agreement. The initial CMC Work Plan is attached as Schedule 1.14.

1.15	“Commercialize” or “Commercialization” means any action directed to marketing, promoting, distributing, importing or selling a pharmaceutical product, obtaining pricing or reimbursement approvals for that product and Clinical Trials of a Product conducted after Regulatory Approval for that Product, including label expansion, pricing/reimbursement, epidemiological, modeling and pharmacoeconomic, voluntary post-marketing surveillance and health economics studies.

1.16	“Confidential Information” means any information or data, including all scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing, electronically or orally or by any other method, that is identified as confidential or, if disclosed orally, shall be confirmed in writing as being confidential within [*****] of its oral disclosure, which is provided by one Party to the other Party in connection with this Agreement.

1.17

“Control” or “Controlled” means, with respect to intellectual property, the ownership or other legal authority or right of a Party to grant a license or sublicense of intellectual property to the other Party (a) without violating the terms of any agreement or other arrangement with any Third Party, and (b) without being required to make any additional payment or royalties to a Third Party in connection with such license or sublicense unless the other Party agrees to pay the additional payments or royalties to the Third Party. In the case of a Change of Control of ACI or an ACI Business Acquisition, or restructuring of ACI business, then with respect to any rights granted by

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

ACI under this Agreement, “Controlled” shall not include, and the applicable license grant shall not include within its scope, the intellectual property of the surviving entity, or acquirer or Affiliate of the surviving entity or acquirer, that was not ACI’s intellectual property prior to the Change of Control or ACI Business Acquisition.

1.18	“Currency Hedge Rate” means the weighted average hedge rate of the outstanding external foreign currency forward hedge contract(s) of Johnson & Johnson’s Global Treasury Services Center (“GTSC”) and its Affiliates with Third Party banks. The hedge contract(s) is entered into to protect the transactional foreign exchange risk exposures of Janssen by reducing the impact of foreign currency volatility through a systematic build-up of yearly currency hedge rates.

1.19	“Development” or “Develop” means any non-clinical and clinical drug development activities from the initiation of cGLP studies that are undertaken or planned in order to obtain or maintain Regulatory Approval.

1.20	“Development Plan” means the plan for the Development of Product as may be updated or amended from time to time in accordance with the terms of this Agreement. The initial Development Plan, which includes the Development activities and timeline, is attached as Schedule 1.20.

1.21	“Diligent Efforts” means those efforts and resources reasonably and normally used in the development and commercialization by major pharmaceutical companies for a product that is of similar market potential, at a similar stage in its development or product life, and that has a similar potential market opportunity as the applicable Product, taking into account issues of safety, efficacy, target product profile and proprietary position of the Product, and other relevant regulatory, scientific, technical, business, marketing, and commercial factors.

1.22	“Effective Date” means the date of the signature of the last Party to sign this Agreement.

1.23	“EMA” means the European Medicines Agency or any successor agency that is responsible for reviewing applications seeking approval for the sale of pharmaceuticals in the EU.

1.24	“European Commission” means the European Commission or any successor agency that is responsible for granting marketing approvals authorizing the sale of pharmaceuticals in the EU.

1.25	“European Union” or “EU” means the countries of the European Union, as the European Union is constituted as of the Effective Date and as it may be modified from time to time.

1.26	“Excluded Claim” has the meaning set forth in section 13.7.5.

1.27	“Executive Officer” has the meaning set forth in section 13.7 .1.

1.28	“FDA” means the U.S. Food and Drug Administration, or any successor government agency that is responsible for approving the sale of pharmaceuticals in the United States.

1.29	“Field” means the [*****].

1.30	“First Commercial Sale” means, with respect to any Product, the first arm’s length sale of the Product to a Third Party in a country of the Territory by a Party, its Affiliate(s) or sublicensee(s) for use or consumption in such country following Regulatory Approval.

1.31	“Governmental Authority” means any court, tribunal, arbitrator, agency, legislative body, commission, official or other instrumentality of (a) any government of any country, (b) a federal,

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

state, province, county, city or other political subdivision thereof or (c) any supranational body, including the EMA.

1.32	“HSR Act” means (a) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and (b) any applicable foreign equivalent thereof.

1.33	“HSR Clearance Date” means the expiration or termination of all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act.

1.34	“HSR Filing” means (a) filings by Janssen and ACI with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto, or (b) equivalent filings with relevant foreign authorities.

1.35	“Indemnitee” has the meaning set forth in section 13.1.3.

1.36	“Indemnitor” has the meaning set forth in section 13.1.3.

1.37	“Indication” means a specific disease, disorder or condition which is recognized by the applicable Regulatory Authority in a given country or jurisdiction as a disease, disorder or condition. For the avoidance of doubt, all variants of a single disease, disorder or condition (whether classified by severity or otherwise) will be treated as the same Indication.

1.38	“Initiation” means, with respect to a Clinical Trial, the administration of the first dose to a subject or patient in that Clinical Trial.

1.39	“Invention” means any process, method, use, protocol, formula, data, composition of matter, article of manufacture, discovery or finding, in each case whether or not patentable.

1.40	“Janssen Know-How” means all information, materials, Inventions and trade secrets, not generally known to the public, that do not fall within the Janssen Patent Rights, and that are Controlled by Janssen or any of its Affiliates (a) (i) as of the Effective Date, or (ii) are discovered, created or developed by Janssen or any of its Affiliates (including any sublicensee pursuant to section 7.2) in the course of Janssen’s or such Affiliate’s performance of activities under this Agreement, and (b) are necessary for the Research, Development, use, Manufacture or Commercialization of any Peptide or Product; provided, however, that the term “Janssen Know-How” will not apply to [*****].

1.41	“Janssen Patent Rights” means all Patent Rights Controlled by Janssen or any of its Related Parties that (a) are necessary or useful for the Development, Manufacture and/or Commercialization of a Product or (b) claim or disclose Inventions Controlled by Janssen or any of its Related Parties that are conceived of or reduced to practice in the course of the Development, Manufacture or Commercialization of Products under this Agreement.

1.42	“Joint Know-How” means all information, materials, Inventions and trade secrets, not generally known to the public, that do not fall within the Joint Patent Rights, discovered, developed, or conceived of jointly by employees of Janssen and ACI or their Affiliates, or by others acting on behalf of Janssen and ACI, in the course of activities undertaken under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.43	“Joint Patent Rights” means Patent Rights that, recite a claim directed to an invention that was Joint Know-How at the time of the filing of the original patent application.

1.44	“Laws” means all laws, statutes, rules, codes, regulations, orders, judgments, and ordinances of any Governmental Authority.

1.45	“MAA” means a marketing authorization application, or similar application, submitted to the EMA in the European Union.

1.46	“Major Market” means any of the United States, a Major Market Country of the EU and [*****].

1.47	“Major Market Country of the EU” means any one of the following countries: [*****].

1.48	“Manufacturing” or “Manufacture” means the activities relating to producing a Product, including purchasing raw materials and intermediates, producing peptides or other active ingredients, formulating and filling, and all related quality control and quality assurance activities and all storage, shipping, handling, packaging and manufacturing technical transfer activities.

1.49	[*****].

1.50	“Milestone Event” has the meaning set forth in section 9 .2.1.

1.51	“Milestone Payment” has the meaning set forth in section 9.2.1.

1.52	“NDA” means a new drug application, or similar application, submitted to the FDA in the United States.

1.53	“Net Sales” means [*****]

[*****]

[*****]

[*****]

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

1.54	“Party” means Janssen or ACI, and “Parties” means Janssen and ACI.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.55	“Patent Proceeding” means any opposition, re-issue, and re-examination, and any contested case, including inter-partes review, post-grant review, interference, derivation or similar proceedings.

1.56	“Patent Rights” means all national, regional and international patents and patent applications, including divisions, continuations, continuations-in-part, additions, re-issues, renewals, extensions, substitutions, re-examinations or restorations, registrations and revalidations, and supplementary protection certificates and equivalents to any of the foregoing.

1.57	“Peptide” means any amino acid sequence or peptide or protein that is derived from Tau, including variants, modifications, fragments or derivatives of Tau and that is (i) disclosed or claimed in the ACI Patent Rights, or (ii) identified by either ACI or Janssen (or jointly by ACI and Janssen) prior to the end of the Research Term. For clarity, a Peptide shall not include a monoclonal antibody protein or nonantigenic fragment, nonantigenic derivative or nonantigenic modification thereof.

1.58	“Phase 2 Clinical Trial” means a Clinical Trial generally consistent with 21 CFR §312.21(b) that is required for receipt of Regulatory Approval of a Product and which is conducted to evaluate the effectiveness and the appropriate dose range of a Product for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks.

1.59	“Phase 3 Clinical Trial” means a Clinical Trial generally consistent with 21 CFR §312.21(c) that is required for receipt of Regulatory Approval of a Product and which is conducted after preliminary evidence suggesting effectiveness of the drug has been obtained, and are intended to gather additional information to evaluate the overall benefit-risk relationship of the drug and provide an adequate basis for physician labeling.

1.60	“Product” means any [*****].

1.61	“Regulatory Approval” means approval and authorization, by governmental entities, required for marketing and commercial sale of a Product in a country or region, such as an NDA or BLA in the United States, an MAA or BLA in the European Union and [*****].

1.62	“Regulatory Authority” means any applicable government regulatory authority involved in granting Regulatory Approval in the Territory, including the FDA, EMA/European Commission [*****].

1.63	“Regulatory Filing(s)” means acceptance by Regulatory Authorities of a marketing approval application and/or any other comparable filings or dossier as may be required by Regulatory Authorities to obtain Regulatory Approvals for marketing or use of a Product in the Field.

1.64	“Related Party” means each of Janssen’s Affiliates and permitted sublicensees.

1.65	“Research” means [*****].

1.66	“Research Plan” means the Research activities to be conducted by the Parties for the Product during the Research Term, as may be updated or amended from time to time in accordance with the terms of this Agreement. The initial Research Plan is attached as Schedule 1.66.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.67	“Research Term” means the three year period immediately following the Effective Date.

1.68	“Second Indication” means an Indication listed under the header “INDICATIONS AND USAGE” of a Product’s approved label upon Regulatory Approval for the Product by a Regulatory Authority other than the AD Indication. For purposes of the milestones that occur prior to receipt of Regulatory Approval, “Second Indication” means an Indication that is not the AD Indication and is intended to be included in the regulatory filing for such Product.

1.69	“Swiss Francs” or “CHF” means Swiss francs.

1.70	“Tau” means the microtubule-associated protein known as tau and all isoforms thereof, with Uniprot # P10636 for human microtubule-associated protein tan and human MAPT gene.

1.71	“Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges and assessments of any nature (including any interest thereon), but excluding any penalties imposed by any tax authority.

1.72	“Term” has the meaning set forth in section 12.1.

1.73	“Territory” means all of the countries in the world, and their territories and possessions.

1.74	“Third Party” means an entity other than Janssen and its Related Parties, and ACI and its Affiliates.

1.75	“Third Party Claim” has the meaning set forth in section 13.1.1.

1.76	“USD” or “U.S. Dollars” means United States dollars.

1.77	“Vaccine” means [*****] Tau.

1.78	“Valid Claim” means: (a) any claim of an issued unexpired patent that (i) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction; (ii) has not been permanently revoked, or held invalid by a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal; (iii) has not been rendered unenforceable through terminal disclaimer or otherwise and (iv) is not lost through an interference proceeding that is unappealable or unappealed within the time allowed for appeal or (b) a claim of a pending patent application where such claim has been pending for a period of [*****] years or less. If a claim of a published patent application that ceased to be a Valid Claim under this subsection (b) of this section later issues or grants as a patent within the scope of subsection (a), then such claim is considered to be a Valid Claim from the date of such issue or grant.

1.79	“Valid Safety Issue” has the meaning set forth in section 12.2.2.

1.80	Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section
ACI Business Acquisition	2.2

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Definition	Section
Back-up Product	9.2.1(a)

CMC	1.14

Completion	9.2.1(a)

Dispute	13.7.1

FTE	4.1

ISC	5.1

JRC	3.1

Lead Product	9.2.1(a)

Outside Patent Counsel	11.1.1

ARTICLE 2: DILIGENCE

2.1 Diligent Efforts. Janssen shall use Diligent Efforts to Develop, Manufacture and Commercialize a first Product for the AD Indication in each country of the Major Market.

2.2 ACI. ACI and its Affiliates will not Develop or Commercialize a Product except according to the terms of this Agreement. In the case of a Change of Control of ACI, or if ACI or an Affiliate of ACI acquires any Third Party, business or assets, or any interest therein (a “ACI Business Acquisition”), then the aforementioned restrictions shall not apply to any Development or Commercialization program of the surviving entity or Affiliate that was not ACI (prior to the Change of Control or ACI Business Acquisition) had ongoing as of immediately prior to the date of such Change of Control or ACI Business Acquisition.

ARTICLE 3: JOINT RESEARCH COMMITTEE ACTIVITIES

3.1 Formation and Purpose. Within [*****] days after the Effective Date, the Parties will form a joint research committee (“JRC”) to oversee the Research activities under this Agreement during the Research Term. The purposes of the JRC will be to provide oversight of the Research Plan, to resolve matters relating to Research in which the Parties are unable to reach consensus, and to approve plans, budgets and resource allocation for the Research.

3.2 Specific Responsibilities of the JRC. As part of its overall responsibilities described in section 3.1, the JRC will:

(i)	review the progress of the Research activities, and if necessary, propose and approve changes to the Research Plan;

(ii)	review and approve any changes to the allocation of responsibility for Research costs;

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(iii)	review and approve the strategy for the filing, prosecution, and maintenance of the ACI Patent Rights, Janssen Patent Rights or Joint Patent Rights; and

(iv)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.

3.3 JRC Meetings. The JRC will meet at least quarterly during the Research Term. The first meeting of the JRC will be held as soon as reasonably practicable, but in no event later than [*****] after the Effective Date. Meetings will be held at a place or places as are mutually agreed or by teleconference or videoconference, provided that at least [*****] of the meetings are in person annually. The JRC meetings will be co-chaired, one designated by each Party. The co-chairpersons of the JRC will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting of the JRC, and preparing and issuing minutes of each meeting within [*****] thereafter; provided however, that a JRC co-chairperson will call a meeting promptly upon the request of the other co-chairperson to convene a JRC meeting. The minutes will not be finalized until both chairpersons review and approve them. The co-chairs will rotate the responsibility for recording, preparing and issuing draft minutes of each JRC meeting. [*****].

3.4 Membership. The JRC will have [*****] co-chairpersons, one designated by each Party and an equal number of additional members from each Party, such total number including co-chairpersons not to exceed [*****] from each Party, with any additional members invited to participate on an as-needed basis. The co-chairpersons of the JRC will mutually determine the number of such additional members of the JRC, which such number may be changed from time to time by the co-chairpersons. Each Party may replace its JRC representatives at any time upon written notice to the other Party. Each Party may change its respective designated co-chairperson(s) from time to time upon written notice to the other Party,

3.5 Sub-committees. The JRC will establish joint sub-committees as needed, and will delegate duties to such joint sub-committees to oversee and direct particular projects or activities at an appropriate time of which specific responsibilities and operating procedures will be separately agreed by the Parties at the JRC. One such sub-committee may be a joint intellectual property committee for preparation of the strategy on the filing, prosecution, and maintenance of the ACI Patents, Janssen Patents or Joint Patents.

3.6 JRC Decision-Making. The JRC will take action by unanimous vote with each Party having a single vote, irrespective of the number of representatives actually in attendance at a meeting, or by a written resolution signed by all of the designated representatives of each of the Parties. If the JRC is unable to reach unanimous consent on a particular matter within [*****] (unless otherwise agreed) of its initial consideration of such matter, then the matter will be referred to the Executive Officers (or their respective designees; provided, however, that each such designee is not a member of the JRC and occupies a position senior to the positions occupied by the applicable Party’s members of the JRC) of the other Party for resolution. If the Executive Officers are unable to resolve a dispute pursuant to section 3.6 after good faith negotiations (not to extend beyond [*****] unless otherwise agreed), such issue will be decided consistent with [*****].

ARTICLE 4: RESEARCH

4.1 Research Efforts. Each Party will use Diligent Efforts a) to execute and perform its obligations under the Research Plan during the Research Term, b) to maintain and utilize for the conduct of Research

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the scientific staff, laboratories, offices and other facilities consistent with its commitment of FTEs herein, and c) to cooperate with each other in the conduct of the Research. “FTE” means the equivalent of the work of one employee with appropriate professional scientific and/or technical or managerial experience, working on a dedicated full time basis for [*****] (consisting of at least a total of [*****] hours per year of dedicated effort, excluding vacations and holidays) of work on or directly related to the activities under this Agreement. ACI shall take adequate measures to ensure that its employees conducting Research or Development activities under this Agreement will not be working on any other Tau [*****] Tau-active antibody [*****]; provided that the foregoing will not apply [*****]. A list of ACI employees who will be conducting Research or Development activities under this Agreement is attached as Schedule 4.1. The JRC will update Schedule 4.1 as needed if additional ACI employees conduct Research or Development activities during the Term.

4.2 Research Costs. During the second year of the Research Term, and upon completion of the “analysis of sera (J&J and ACI) on functionality” as identified on part 1 of the Research Plan in Schedule 1.66, ACI will provide Janssen with a written invoice for [*****]. During the Research Term, ACI will provide Janssen with a report at the end of each Calendar Quarter providing an accounting of the Research activities conducted by ACI during the previous Calendar Quarter and the costs for conducting those Research activities. If ACI fails to perform a Research activity assigned to it under the then current Research Plan, then [*****]

ARTICLE 5: INFORMATION SHARING COMMITTEE

5.1 Formation and Purpose: Within [*****] after the Effective Date, the Parties will establish an Information Sharing Committee (the “ISC”) to monitor the Development of Product. The ISC will review and discuss the Development activities to be undertaken with respect to the Product being Developed by Janssen and will provide a forum for ACI to provide input into such Development activities.

5.2 Specific Responsibilities of the ISC: As part of its overall responsibilities described in section 5.1, the ISC will:

(i)	review the progress of the Development Plan;

(ii)	review any changes to the Development Plan.

(iii)	actively seek ACI input and consider all input in good faith; and

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(iv)	perform such other functions as appropriate to further the purposes of this Agreement as determined by the Parties.

5.3 ISC Meetings: The ISC will meet [*****]. The first meeting of the ISC will be held as soon as reasonably practicable, but in no event later than [*****] after the Effective Date. Meetings will be held at such place or places as are mutually agreed or by teleconference or videoconference, provided that at least [*****] of the meetings are in person annually. The ISC meetings will be chaired by Janssen. The chairperson of the ISC will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting of the ISC, and preparing and issuing minutes of each meeting within [*****] thereafter; provided however, that a ISC chairperson will call a meeting promptly upon the request by ACI to convene an ISC meeting. The minutes will not be finalized until both Parties review and approve them. [*****] incurred by its ISC members or by any additional non-member participants of a Party in connection with their attendance at ISC meetings and other activities related to any ISC.

5.4 ISC Decision-Making: If a disagreement relating to a particular matter of Development arises at the ISC, the Parties will discuss the matter in good faith in order to resolve the issue. If the members of the ISC are unable to resolve the matter within [*****] (unless otherwise agreed) of its initial consideration of the matter, then it will be referred to the Executive Officers (or their respective designees; provided, however, that each such designee is not a member of the ISC and occupies a position senior to the positions occupied by the applicable Party’s members of the ISC) for resolution. If the Executive Officers are unable to resolve a dispute pursuant to section 5.4 after good faith negotiations (not to extend beyond [*****] unless otherwise agreed), the issue will be decided consistent with [*****].

ARTICLE 6: DEVELOPMENT; COMMERCIALIZATION

6.1 Phase 1b Clinical Trial. ACI will conduct Development activities for Product on Janssen’s behalf until completion of the phase 1b Clinical Trial as described in the Development Plan, which will include an extension of the ongoing phase 1b Clinical Trial in accordance with the Development Plan. [*****].

6.2 Development Responsibility and Costs. Except as provided in Section 6.1, [*****]. Within [*****] days after the earlier of (a) completion of the second Phase 2 Clinical Trial for a Product for PSP/FTD as described in the Development Plan, or (b) [*****] years after the Effective Date, Janssen will make a decision on whether to commit to using Diligent Efforts to Develop, Manufacture and Commercialize a Product for a Second Indication and shall notify ACI in writing of its decision. If Janssen notifies ACI that it commits to use Diligent Efforts to Develop, Manufacture and Commercialize a Product for a Second Indication, then Section 2.1 of this Agreement shall be amended to include the obligation to use Diligent Efforts to Develop, Manufacture and Commercialize a Product for a Second Indication. [*****]

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[*****]. If ACI thereafter solely Develops a Product for a Second Indication (and not in collaboration with a Third Party), and provided that such Product shall not contain [*****] as the Product Janssen is Developing for the AD Indication, then ACI will give written notice to Janssen upon completion of a phase 2b Clinical Trial for such Second Indication of the Product and grant Janssen the exclusive right to negotiate an agreement to Develop and Commercialize the Product for the Second Indication. If the Parties are unable to reach such an agreement within [*****] days from Janssen’s receipt of ACI’s notice, ACI shall be free to enter into an agreement with any Third Party.

6.3 Regulatory Approvals. Janssen is solely responsible for preparing and submitting registration dossiers for Regulatory Approval of Products in the Territory. All Regulatory Approvals shall be held by and in the name of Janssen, and Janssen will own all submissions in connection with them. Janssen has sole discretion for the regulatory strategy and regulatory decision-making for all Products.

6.4 CMC Work. ACI shall conduct CMC activities for the Product in accordance with the CMC Work Plan. ACI may not enter into any contract or other arrangement with any Third Party for performance of any activities under the CMC Work Plan without the prior written consent of Janssen. [*****].

6.5 Commercialization. Janssen has the exclusive right to Manufacture and Commercialize Products in the Territory [*****]. All decisions regarding Manufacture and Commercialization of Products will be made solely by Janssen.

6.6 Trademarks. Janssen will develop, select, maintain, and own trademark(s) for the Product(s) in the Territory.

6.7 Compliance. ACI will, and will cause its Affiliates and Third Party subcontractors to, comply with all applicable Laws in performing ACI’s Research, Development and CMC activities, including those pertaining to the use of laboratory animals, cGLP, cGMP or cGCP as appropriate, under the Reearch Plan, Development Plan and CMC Work Plan. ACI will, and will cause its Affiliates and Third Party subcontractors to, maintain complete and accurate records of all work conducted in the performance of the Research Plan, Development Plan and CMC Work Plan, and all results, data, inventions and developments made in the performance of the Research Plan, Development Plan and CMC Work Plan. The records will be in sufficient detail, in good scientific and, as appropriate, cGLP, cGCP, and cGMP manner suitable for patent preparation and filing and regulatory purposes. ACI will maintain such records and related information for a period of [*****] years from their creation.

6.8 Audit. With respect to any facility or site at which ACI conducts Research, Development or CMC activities pursuant to the Research Plan, Development Plan or CMC Work Plan, respectively, including, where commercially reasonable and within the control of ACI, subcontractor facilities or sites, Janssen will have the right exercisable no more than once per Calendar Year, or more often if there are material compliance issues, at its expense, upon reasonable written notice and during normal business hours, to inspect such site and facility and any records relating thereto, in each case, only to the extent reasonably necessary to verify ACI’s, or its subcontractors compliance with the terms of this Agreement relating to cGMP, cGLP and cGCP. Such inspection shall be subject to the confidentiality provisions of this Agreement. ACI agrees, to use reasonable efforts to include in any contract or other written arrangement with a subcontractor relating to such facilities and sites a clause permitting Janssen to exercise its rights under this Section. In the event that during an inspection visit by Janssen of the facilities of ACI or any subcontractor’s facilities appointed by ACI, the facilities are found to be non-

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compliant with one or more cGMP, cGLP or cGCP standards, ACI shall submit a proposed recovery/corrective action plan within [*****] days after Janssen’s notification to ACI of noncompliance.

ARTICLE 7: LICENSE

7.1 License Grant. ACI hereby grants to Janssen an exclusive license in the Field in the Territory under ACI Know-How and ACI Patent Rights and ACI’s rights under Joint Know-How and Joint Patent Rights to make, have made, use, sell, offer for sale, have sold, and import Products.

7.2 Right to Sublicense. The rights granted to Janssen in section 7.1 include the right to grant sublicenses; provided that any such sublicense obliges the sublicensee to comply with all the terms of this Agreement (except those provisions which, by their clear meaning, are not applicable to a sublicense) and that Janssen remains liable to ACI for all material acts and omissions of any such sublicensee. In addition, Janssen will provide written notice to ACI of any such sublicense, along with a summary of the principal non-financial terms of that sublicense including its scope, the sublicensee’s duties and representations.

7.3 License Grant to ACI. Janssen grants to ACI a worldwide non-exclusive license under Janssen Patent Rights and Janssen Know-How, including rights licensed to Janssen by ACI under section 7.1, for ACI to conduct: (i) Research activities in accordance with the Research Plan, and (ii) Development and CMC activities in accordance with sections 6.1 and 6.4.

7.4 No Implied Licenses. Only those licenses expressly granted in this Agreement have effect. No license or other intellectual property interest is granted by implication or any method that is not express.

ARTICLE 8: CONFIDENTIALITY AND PUBLICATION

8.1 Nondisclosure Obligation. All Confidential Information disclosed by one Party to the other Party will be maintained in confidence by the receiving Party and the receiving Party will not disclose it to a Third Party except to the extent that such Confidential Information is:

a)	information which, at the time of disclosure is published, known publicly or is otherwise in the public domain; or

b)	information which, after disclosure, is published or becomes known publicly or otherwise becomes part of the public domain, through no fault of the receiving Party; or

c)	information which, prior to the time of disclosure, is known to the receiving Party, as evidenced by its written records; or

d)	information which has been or is disclosed to the receiving Party in good faith by a Third Party who was not, or is not, under any obligation of confidence or secrecy to the disclosing Party at the time the Third Party discloses it to the receiving Party; or

e)	disclosed to governmental or other regulatory agencies to comply with applicable law or regulations, provided the receiving Party or its Affiliate provides to the disclosing Party prompt prior written notice of its obligation to make such disclosure and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure; or

f)	to the extent it is deemed necessary by Janssen or its Affiliate, in its reasonable judgment, to be disclosed to any Third Party for the research and Development, Manufacturing

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and/or Commercialization of a Product (or for such entities to determine their interest in performing such activities) in accordance with this Agreement; provided that any such Third Party agrees to be bound by confidentiality and non-use obligations that are no less stringent than those contained in this Agreement.

Any combination of features or disclosures will not fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

If a Party is required by judicial or administrative process to disclose Confidential Information that is subject to the non-disclosure provisions of this section 8.1, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed by judicial or administrative process remains otherwise subject to the confidentiality and non-use provisions of this section 8.1, and the receiving Party shall co-operate with any reasonable attempts of the disclosing Party to limit the disclosure required by law, including by obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information.

8.2	Publication.

8.2.1 A Party, its employees or consultants wishing to publish or publicly present any information about a Product or the results of any activities to Develop a Product shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least [*****] days prior to submission for publication or presentation. The reviewing Party shall notify the other Party within [*****] days of receipt of the proposed publication whether the draft publication contains (i) information that is Confidential to the reviewing Party, or (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement. The reviewing Party will propose modifications to the publication or presentation for patent reasons, confidentiality reasons or request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay to protect patentable information, the other Party shall delay submission or presentation for a period not to exceed [*****] days to enable relevant patent applications to be filed. Upon expiration of such [*****] days, such Party shall be free to proceed with the publication or presentation. If the reviewing Party reasonably requests modifications to the publication or presentation to prevent disclosure of Confidential Information of such Party, the other Party will edit such publication to prevent the disclosure of such information prior to submission of the publication or presentation.

8.2.2 Once a publication or presentation has been approved, the Parties may use the information contained in the publication or presentation without seeking further approval.

8.2.3 The Parties will ascribe authorship of any proposed publication using accepted standards used in peer-reviewed, academic journals at the time of the proposed publication.

8.3 Publicity/Use of Names. The form of the initial press release that may be issued by ACI, is attached as Exhibit A. Each Party is free to use the information disclosed in the press release in any other format without further approval by the other Party, except no statements by any Party’s official or representatives (if included in the initial press release) shall be used out of context or for promotional purposes. Otherwise, neither Party shall disclose the existence of this Agreement or its terms nor shall they use the name, trademark, trade name or logo of the other Party or its employees in any publicity, news release or promotional materials relating to this Agreement or its subject matter, without the prior

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express written permission of the other Party, except as may be required by applicable laws, regulations, or judicial order. The Party desiring to make the public announcement shall provide the other Party with a written copy of the proposed announcement in sufficient time prior to public release to allow the other Party to comment upon the announcement, prior to public release. Notwithstanding the foregoing, ACI shall have the right to disclose the existence of this Agreement and its terms, under confidentiality obligations no less restrictive than those contained herein, to its actual or prospective investors or acquirers, or as reasonably necessary to its prospective licensees or collaborators provided that ACI redacts sensitive information before providing to licensees or collaborators including, but not limited to, all financial and payment provisions.

ARTICLE 9: PAYMENTS

9.1	Upfront Fee and Development Cost Sharing.

9.1.1 Upfront Fee. Janssen shall pay to ACI the amount of twenty-five million eight hundred fifty-six thousand three hundred CHF (CHF 25,856,300) as a one-time, non-refundable and non-creditable upfront fee, due on the Effective Date but payable within 45 days after the Effective Date.

9.1.2 Development Cost Sharing. [*****]. Up until completion of the phase 1b Clinical Trial, each Party will provide the other Party with a report at the end of each Calendar Quarter providing an accounting of its CMC and Development activities during the previous Calendar Quarter and the costs associated with such activities. In the event that at the end of any Calendar Year one Party has paid more than its share of the CMC and Development costs, such Party shall send a written notice and invoice to the other Party describing the overpayment against such Party’s share and requesting reimbursement for the overpayment amount. The Party receiving such invoice shall reimburse the other Party within [*****] of its receipt of the invoice.

9.2	Milestone Payments.

9.2.1 Janssen shall pay to ACI one time only each of the amounts set forth in this section 9.2.1 (each, a “Milestone Payment”) if such corresponding milestone event (each, a “Milestone Event”) is achieved with a Product.

(a)	Development Milestone Events for AD Indication

	Milestone Event	Milestone Amount ( CHF)
1	Occurrence of the Last Patient, Last Visit of the 1200ugm dose in the Phase 1 b extension study or to the equivalent time point that occurs in the first quarter of 2016 should any change be agreed to the study protocol (as described in the Development Plan to occur at or around March 2016)	4.9MM
[*****]	[*****]	[*****]

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[*****]	[*****]	[*****]

[*****]

	Milestone Event	Milestone Amount ( CHF)
[*****]	[*****]	[*****]

(b)	Development Milestone Events for Second Indication

Milestone Event	Milestone Amount ( CHF)

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[*****]	[*****]	[*****]

[*****].

(c)	Commercial Milestone Events for AD Indication and Second Indication

	Milestone Event	Milestone Amount ( CHF)
[*****]	[*****]	[*****]

9.2.2	Maximum Milestone Payments.

Milestone Payments are payable only once upon the initial achievement of the associated Milestone Event. Once a Milestone Event has been triggered and paid for a Product, no additional payment will be due for that particular Milestone Event regardless of the number of follow-on or back-up Products which may subsequently reach that same Milestone Event. Janssen shall promptly (but in no event more than [*****] days) provide ACI with written notice upon the achievement of each Milestone Event. The notice will indicate that the Milestone Event was achieved and request that ACI send a written invoice for the Milestone Amount to Janssen at a specific address, if the address is different than that indicated in section 13.5. Janssen shall pay

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each Milestone Amount to ACI within [*****] of Janssen’s receipt of ACI’s invoice for such Milestone Event. Schedule 9.2.2 sets forth the relevant information of the Parties for payment of the Milestones. With regard to the Commercial Milestone Events in section 9.2.1(c), [*****]. If ACI believes any Milestone Payment is due in spite of not having received notice from Janssen, it shall so notify Janssen and provide to Janssen the data and information supporting its belief. Janssen shall have [*****] after receipt of the data and information from ACI to address ACI’s notification. If upon receipt of Janssen’s answer to ACI’s notification, ACI still believes such Milestone Payment is due, the matter will be referred to arbitration in accordance with Section 13.7.

9.3 Royalties. Janssen shall pay to ACI royalties on the Net Sales of Products as set out in this section 9.3.

9.3.1	Royalty Rates.

(a)	Royalties Payable. Janssen shall pay ACI royalties on aggregate Net Sales of all Products in each Calendar Year in the Territory at the royalty rates set out below. The period in which royalties are payable for a Product commences with the First Commercial Sale of the Product in a country and ends, with respect to that Product in that country upon the later to occur of (i) ten years from First Commercial Sale of the Product in that country or (ii) expiration of the last-to-expire Valid Claim of the ACI Patent Rights, Janssen Patent Rights as set out in clause b of the definition (and not those set out in clause a) or Joint Patent Rights in that country that but for the licenses granted herein, would be infringed by the making, using, selling, offering for sale, keeping or importing of such Product or (iii) expiration of regulatory or data exclusivity granted by a Regulatory Authority that prevents a Third Party from obtaining an approval to sell a Biosimilar Product having a Peptide for a use similar to a Product in that country.

Calendar Year Net Sales	Royalty Rate for Lead Product (%)	Royalty Rate for Back- up Product (%)
[*****]	[*****]	[*****]

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[*****]	[*****]	[*****]

(b)	Generic Competition. The royalty rate applied in section 9.3.1(a) [*****].

(c)	Royalty Reduction. The royalties applicable in any country will be [*****].

(d)	Off-Set for Third-Party Patents. [*****].

(e)	Maximum Deduction. Notwithstanding the foregoing, regardless of the deductions made to the royalties under Sections 9.3.1(b), (c) and (d), [*****].

9.3.2 Other Royalty Provisions. All royalties are subject to the following conditions:

[*****]

[*****]

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[*****]

9.4	Compulsory Licenses.

9.4.1	Terms of a compulsory license granted by a governmental agency that are more favorable than terms granted to Janssen in this Agreement [*****].

9.4.2	[*****] if a government grants or compels Janssen to grant a compulsory license to a Third Party insofar as Janssen is compensated on a royalty basis [*****].

9.5 Reports and Payments. During the term of this Agreement following the First Commercial Sale of a Product in any country, Janssen shall furnish to ACI a quarterly written report, as of the end of each Calendar Quarter, showing [*****]. Janssen will provide such reports to ACI no later than [*****] day following the last day of each Calendar Quarter. Royalties shown to have accrued by each royalty report are due and payable to ACI on [*****] day following the end of such Calendar Quarter. Janssen will keep and will cause Related Parties to keep complete and accurate records in sufficient detail to enable the royalties payable to be determined and the information provided to be verified by ACI’s accounting firm pursuant to section 9.6.

All payments to be made by Janssen to ACI under this Agreement will be made in Swiss Francs (CHF) and paid by bank wire transfer in immediately available funds to a bank account in the United States or elsewhere as may be designated in writing by ACI.

With respect to Net Sales of Product invoiced by Janssen or Janssen’s Affiliates in a currency other than USD, the amounts and the amounts payable will be expressed in their USD equivalent calculated using the following method:

For the upcoming J&J Calendar Year, Janssen will provide: I) a Currency Hedge Rate(s) to be used for the local currency of each country of the Territory, and 2) the details of the Currency Hedge Rate(s) in writing to ACI not later than [*****] business days after the Currency Hedge Rate(s) are available from the GTSC or its Affiliates, which is customarily at the end of October. The Currency Hedge Rate(s) will remain constant throughout the upcoming J &J Calendar Year.

Janssen will use the Currency Hedge Rate(s) during the J&J Calendar Year to convert Net Sales to USD for the purpose of calculating royalties. After the First Commercial Sale of a Product in the Territory, Janssen will promptly inform ACI of any material change in the Currency Hedge Rate methodology and calculation.

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9.6 Audits. Janssen shall and shall cause Related Parties to maintain complete and accurate financial records of the Net Sales of Products and calculation of corresponding royalties in sufficient detail to permit ACI to confirm the accuracy of such financial records limited to the royalty calculations and calculation of Net Sales. Upon the written request of ACI but not more often than once every Calendar Year, at ACI’s expense, Janssen will permit an independent certified accountant selected by ACI and reasonably acceptable to Janssen to have access during normal business hours to those financial records of Janssen and its Related Parties as may be reasonably necessary for the sole purpose of verifying the accuracy of the quarterly royalty calculations provided to ACI. Such examination shall be limited to a period of time no more than [*****] immediately preceding the request for examination. An audit of the records relating to a particular Calendar Year may be conducted only once.

The report of the independent public accountant shall be shared with Janssen prior to distribution to ACI so that Janssen can provide the independent public accountant with justifying remarks for inclusion in the report prior to sharing the conclusions of the independent public audit with ACI. The final audit report will be shared with Janssen and ACI at the same time and specify whether the amounts paid to ACI were correct or, if incorrect, the amount of any underpayment or overpayment. The audit report will only contain the information relevant to support the statement as to whether the royalties were calculated and paid accurately and will not include any confidential (or additional information that is ordinarily not included in the royalty reports) disclosed to the auditor during the course of the audit.

If Janssen’s royalties are found to be in error such that royalties were underpaid, Janssen shall remit to ACI within [*****] after Janssen’s receipt of such report, [*****]. If the report shows any overpayment, Janssen shall receive a credit equal to the overpayment against the royalty otherwise payable to the ACI. If Janssen disagrees with the findings of the audit report, the Parties will first seek to resolve the matter, and in the event they fail to reach agreement, the dispute resolution provisions outlined in Section 13.7 shall be followed to resolve the dispute.

ACI shall treat all financial information subject to review or under any sublicense agreement in accordance with the confidentiality and non-use provisions of this Agreement, and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with Janssen and/or its Related Parties obligating it to retain all such information in confidence.

9.7	Income Tax Withholding.

9.7.1	Janssen will make all payments to ACI under this Agreement without deduction or withholding for Taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

9.7.2	Any Tax required to be withheld on amounts payable under this Agreement will be paid by Janssen on behalf of ACI to the appropriate governmental authority, and Janssen will furnish ACI with proof of payment of such Tax. Any such Tax required to be withheld will be an expense of and borne by ACI. If any such Tax is assessed against and paid by Janssen, then ACI will indemnify and hold harmless Janssen from and against such Tax.

9.7.3

Janssen and ACI will cooperate with respect to all documentation required by any taxing authority or reasonably requested by Janssen to secure a reduction in the rate of applicable withholding Taxes. On the date of execution of this Agreement, ACI will deliver to Janssen an accurate and complete Internal Revenue Service Form W-8BEN-E certifying that ACI is entitled to the applicable benefits under the Income Tax Treaty

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between Switzerland and the United States. At ACI’s request, Janssen shall provide to ACI all relevant documents and correspondence regarding the tax withholding, and shall also provide to ACI any other cooperation or assistance on a reasonable basis as may be necessary to enable ACI to claim exemption from such withholding taxes and to receive a full refund of such withholding tax or claim a foreign tax credit. Janssen shall give proper evidence from time to time as to the payment of such Tax. The Parties shall cooperate with each other in seeking deductions under any double taxation or other similar treaty or agreement from time to time in force. Such cooperation may include Janssen making payments from a single source in the U.S., where possible.

9.8 Currency Restrictions. If restrictions on the transfer of currency exist in any country such as to prevent Janssen from making the payments in the currency required under section 9.5, Janssen shall take all reasonable steps to obtain a waiver of such restrictions or otherwise enable Janssen to make such payments, failing which Janssen may make the royalty payments due upon sales in such country in local currency and deposit such payments in a local bank or other depository designated by ACI.

9.9 Expiration of Royalty Obligations. Janssen retains a nonexclusive license under the ACI Know-How in the Territory and Field to make, use, sell, import and have such acts performed for Janssen’s benefit following expiration of all royalty obligations in respect of any Product.

9.10 Interest. In case of any delay in payment by Janssen to ACI not resulting from Force Majeure (as described in section 13.2), interest at the annual rate of [*****] assessed from the [*****] day after the due date of the payment shall be due from Janssen.

ARTICLE 10: REPRESENTATIONS AND WARRANTIES

10.1 Representations and Warranties of ACI. ACI represents and warrants to Janssen that as of the Effective Date:

10.1.1	Authorization. This Agreement has been duly executed and delivered by ACI and constitutes the valid and binding obligation of ACI, enforceable against ACI in accordance with its terms. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of ACI, its officers and directors and does not conflict with any agreement, instrument or understanding, oral or written, to which ACI is a party or by which ACI may be bound, nor violate any applicable law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

10.1.2	Intellectual Property. ACI has the rights necessary to grant the licenses in this Agreement.

10.1.3	No Third Party Patents. To ACI’s knowledge, the making, using, importing, offering for sale, keeping or selling of Products pursuant to this Agreement will not infringe or conflict with any Patent Rights of a Third Party.

10.1.4	No Patent Proceeding. To ACI’s knowledge, the ACI Patent Rights are not the subject of any Patent Proceeding known to ACI, and ACI is not aware of any pending or threatened action, suit, proceeding or claim by a Third Party challenging ACI’s ownership rights in, or the validity or scope of, such ACI Patent Rights.

10.1.5	Schedule 10.1.5 contains a complete list of all Patent Rights Controlled by ACI, as of the Effective Date, that claim Products or processes for making or using, or compositions containing, the same.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

10.1.6	Schedule 10.1.6 contains a complete list of all relevant agreements that ACI has entered into relating to the manufacture, use, Research, Development or Commercialization of Products, and ACI represents that all of the agreements on Schedule 10.1.6 have been made available to Janssen for review.

10.1.7	ACI represents that the Peptides identified as of the Effective Date, including but not limited to [*****] Tau-active antibodies licensed by ACI to any Third Party.

10.1.8	ACI represents that no Third Party retains under any ACI Patent Rights or ACI Know-How any right of first negotiation, or any other right or option, to any vaccine product incorporating Tau or any variant, derivative, modification, or fragment of Tau.

10.2 Representations and Warranties of Janssen. Janssen represents and warrants to ACI that as of the Effective Date:

10.2.1	Authorization. This Agreement has been duly executed and delivered by Janssen and constitutes the valid and binding obligation of Janssen, enforceable against Janssen in accordance with its terms. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Janssen, its officers and directors and does not conflict with any agreement, instrument or understanding, oral or written, to which Janssen is a party or by which Janssen may be bound, nor violate any applicable law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

ARTICLE 11: PATENT PROVISIONS

11.1	Filing, Prosecution and Maintenance of ACI Patent Rights and Joint Patent Rights.

11.1.1	Janssen and ACI shall jointly select skilled outside patent attorneys (“Outside Patent Counsel”) to diligently file, prosecute and maintain the ACI Patent Rights and Joint Patent Rights in the Territory, and to conduct any interference, opposition, reexamination, re-issue or other similar proceeding. Such actions shall be taken in all such countries as is customary for ACI to file, prosecute and maintain patent rights covering pharmaceutical products and taking into account Janssen’s recommendations.

11.1.2	[*****] in the preparation, prosecution and maintenance of ACI Patent Rights and Joint Patent Rights in the Territory for such matters occurring after the Effective Date.

11.1.3

Each Party (either itself or through the Outside Patent Counsel) shall keep the other Party advised on at least a quarterly basis of the status of all actual and prospective ACI Patent Rights, Joint Patent Rights or Janssen Patent Rights, as applicable, in the Territory and upon the request of the other Party, provide advance copies of any material papers related to the filing, prosecution and maintenance of such patent filings. ACI shall provide primary direction to Outside Patent Counsel for patent matters relating to the ACI Patent Rights and shall solicit Janssen’s advice and review of the nature and text of such patent applications and important prosecution matters related to thereto in reasonably sufficient time prior to filing thereof, and ACI shall consider Janssen’s comments related thereto. ACI shall give reasonable advance notice to Janssen of the grant, lapse, revocation, surrender, invalidation or abandonment of any ACI Patent Rights in the Territory. Janssen shall provide primary direction to Outside Patent Counsel for patent matters

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

relating to the Joint Patent Rights and shall solicit ACI’s advice and review of the nature and text of such patent applications and important prosecution matters related to thereto in reasonably sufficient time prior to filing thereof, and Janssen shall consider ACI’s comments related thereto. Jansen shall give reasonable advance notice to ACI of the grant, lapse, revocation, surrender, invalidation or abandonment of any Joint Patent Rights in the Territory.

11.1.4	ACI and Janssen shall collaborate on a strategy to file divisional patent applications worldwide to specifically claim the Products and their components. With regard to such divisional applications, ACI shall consider Janssen’s comments related thereto, and [*****].

11.2	Option to Prosecute and Maintain Patents.

11.2.1	ACI Patents. ACI may cease prosecution and/or maintenance of ACI Patent Rights on a country-by-country basis in the Territory by providing Janssen written notice. If ACI elects to cease prosecution or maintenance of ACI Patent Rights in a country, Janssen, at its sole discretion and cost, may continue prosecution or maintenance of such ACI Patent Rights in such country in ACI’s name. If Janssen elects to continue prosecution or maintenance or elects to file additional applications following ACI’s election to cease prosecution or maintenance pursuant to this section 11.2.1, ACI shall execute such documents and perform such acts at ACI’s expense as may be reasonably necessary to allow Janssen to initiate or continue such filing, prosecution or maintenance at Janssen’s sole expense.

11.2.2	Joint Patents. Janssen may cease prosecution or maintenance of Joint Patent Rights on a country-by-country basis in the Territory by providing ACI written notice. If Janssen elects to cease prosecution or maintenance of Joint Patent Rights in a country, ACI, at its sole discretion and cost, may continue prosecution or maintenance of such Joint Patent Rights in such country. If ACI elects to continue prosecution or maintenance or elects to file additional applications following Jansen’s election to cease prosecution or maintenance pursuant to this section 11.2.2, ACI shall continue such filing, prosecution or maintenance at ACI’s sole expense.

11.3	Interference, Opposition, Re-examination and Re-issue.

11.3.1	ACI shall promptly, but in any case within [*****] of learning of any request for, or filing or declaration of, any Patent Proceeding relating to ACI Patent Rights for which ACI is responsible, and Janssen shall similarly promptly inform ACI of any request for, or filing or declaration of, any Patent Proceeding relating to Joint Patent Rights for which Janssen is responsible. Janssen and ACI shall thereafter consult and cooperate fully to determine a course of action with respect to any such Patent Proceeding. Each Party has the right to review any submission to be made in connection with the Patent Proceeding of the other Party and has the right to approve any such submission related to ACI Patent Rights and Joint Patent Rights, provided such approval shall not be unreasonably withheld.

11.3.2	ACI shall provide Janssen with written notice as soon as practicable prior to initiating any Patent Proceeding relating to ACI Patent Rights, and Janssen shall provide ACI with written notice as soon as practicable prior to initiating any Patent Proceeding relating to Joint Patent Rights.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

11.3.3	In connection with any Patent Proceeding relating to ACI Patent Rights or Joint Patent Rights, Janssen and ACI shall cooperate fully and shall provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other Party informed of developments in any such action or proceeding, including, to the extent permissible by law, consultation regarding any settlement, the status of any settlement negotiations and the terms of any related offer.

11.3.4	The expense of any Patent Proceeding shall, unless agreed otherwise, be treated as prosecution and maintenance costs pursuant to section 11.1.2.

11.4	Enforcement and Defense.

11.4.1	Each Party shall promptly give the other Party notice of (i) any infringement of ACI Patent Rights, Janssen Patent Rights or Joint Patent Rights with respect to a Product, or (ii) any misappropriation or misuse of ACI Know-How or Janssen Know-How with respect to a Product, that may come to a Party’s attention. Janssen and ACI shall thereafter cooperate to determine a course of action to terminate any such infringement of ACI Patent Rights, Janssen Patent Rights or Joint Patent Rights or any misappropriation or misuse of ACI Know-How or Janssen Know-How. Janssen has the right but not the obligation to initiate and prosecute any such legal action at its own expense and in the name of ACI and Janssen (or just ACI or just Janssen if the laws of the jurisdiction so dictate), or to control the defense of any declaratory judgment action relating to such ACI Patent Rights, Janssen Patent Rights, Joint Patent Rights, ACI Know-How or Janssen Know-How. [*****]. Janssen shall promptly inform ACI if it elects not to exercise that right with respect to ACI Patent Rights, Janssen Patent Rights or Joint Patent Rights and ACI Know-How and Janssen Know-How and ACI shall thereafter have the right at its sole cost to either initiate and prosecute such action or to control the defense of such declaratory judgment action in the name of Janssen and, if necessary, ACI. Each Party shall have the right to be represented by counsel of its own choice.

11.4.2	For any action to terminate any infringement of ACI Patent Rights, Janssen Patent Rights or Joint Patent Rights or any misappropriation or misuse of ACI Know-How or Janssen Know-How, if Janssen is unable to initiate or prosecute such action solely in its own name, ACI shall join such action voluntarily and shall execute and cause its Affiliates to execute all documents necessary for Janssen to initiate litigation to prosecute and maintain such action. [*****]. In connection with any action, Janssen and ACI shall cooperate fully and shall provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other informed of developments in any action or proceeding, including, to the extent permissible by law, the consultation and approval of any settlement negotiations and the terms of any offer related thereto.

11.4.3	Any recovery obtained by either or both Janssen and ACI in connection with or as a result of any action contemplated by this section, whether by settlement or otherwise, shall be shared in order as follows:

(a)	the Party that initiated and prosecuted the action [*****];

(b)	the other Party shall then, to the extent possible, [*****]; and

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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(c)	The amount of any recovery remaining shall be allocated as follows:

[*****]

[*****]

11.4.4	ACI shall inform Janssen of any certification regarding any ACI Patent Rights it has received pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions or any similar provisions in a country in the Territory other than the United States and shall provide Janssen with a copy of the certification within [*****] days of receipt. ACI’s and Janssen’s rights with respect to the initiation and prosecution of any legal action as a result of certification or any recovery obtained as a result of such legal action shall be according to sections 11.4.1 through 11.4.3.

11.4.5	Patent Term Restoration. The Parties shall cooperate with each other and use Diligent Efforts to obtain patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to ACI Patent Rights, Joint Patent Rights and Janssen Patent Rights.

11.4.6	Third Party Claims.

(a)	Without prejudice to section 13.1.2, if any action, suit or proceeding is brought against Janssen or ACI or any Affiliate or sublicensee of either Party alleging the infringement of the intellectual property rights of a Third Party by reason of the discovery, development, manufacture, use, sale, importation or offer for sale of a Product in the Territory, each of the Parties shall have the right but not the obligation to defend itself in such action, suit or proceeding at its sole expense. The Parties shall cooperate with each other in any defense of any such suit, action or proceeding. The Parties shall give each other prompt written notice of the commencement of any such suit, action or proceeding, or receipt of any claim of infringement, and shall furnish each other a copy of each communication relating to the alleged infringement.

Neither Party shall compromise, litigate, settle or otherwise dispose of any such suit, action or proceeding without the other Party’s advice and prior consent, provided that the Party not having the right to defend the suit shall not unreasonably withhold its consent to any settlement which does not have a material adverse effect on its rights, obligations or benefits, either under this Agreement or otherwise. [*****].

(b)

The Party first having actual notice of any claim, action or proceeding referenced in section 11.4.6(a) above shall promptly notify the other Party in writing, setting forth in reasonable detail, to its knowledge, the facts related to any such claim, action or

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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proceeding. The Parties shall promptly discuss proposed responses to any such matters.

ARTICLE 12: TERM AND TERMINATION

12.1 Term and Expiration. This Agreement is effective as of the Effective Date and unless terminated earlier pursuant to sections 12.2, 12.3 or 12.6, will continue in effect until expiration of all royalty obligations under Article 9 (the “Term”).

12.2	Termination by Janssen Without Cause.

12.2.1	Janssen has the right to terminate this Agreement in its entirety at any time after Completion of the phase 1b Clinical Trial and in its sole discretion on a Product-by-Product and country-by-country basis upon [*****] days advance written notice to ACI, except that Janssen will wind down any on-going Clinical Trial consistent with applicable law;

12.2.2	Janssen has the right to terminate this Agreement immediately in its sole discretion upon written notice to ACI if a Valid Safety Issue exists. The notice will provide sufficient information for ACI to confirm the existence of the Valid Safety Issue. A “Valid Safety Issue” means the ceasing of Development activities or withdrawal from any market as a result of reasonable concerns that the Product is unsafe for administration to humans. During the period of notice until the effective date of termination, [*****].

12.3 Termination for Cause. This Agreement may be terminated at any time during the term of this Agreement:

12.3.1	upon written notice by either Party if the other Party is in material breach of its obligations hereunder and has not cured such breach after notice from the terminating Party requesting cure of the breach as specified below; provided, however, in the event of a good faith dispute with respect to the existence of a material breach, the cure period is tolled until such time as the dispute is resolved pursuant to section 13.7; and provided that the terminating Party has given the defaulting Party the following opportunities to remedy any breach:

(a)	the written notice of breach referenced will detail the specific obligation under this Agreement which is alleged to have been breached; the manner of such alleged breach; and the steps which must be taken in order to remedy such breach; and

(b)	the terminating Party has provided the defaulting Party with a reasonable amount of time (but no more than [*****]) in which (i) to complete any steps which might be taken to remedy the breach, as stated in the notification of breach, or (ii) if completion of those steps is not possible within a [*****] period, to commence those steps required as stated in the ·notification of breach, on the condition that the defaulting Party continues to perform those steps with due diligence and the breach can be cured within a mutually agreeable period of time.

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.4 Effect on License of Termination by Janssen for Breach by ACI. If Janssen terminates this agreement under section 12.3.1, then Janssen’s licenses pursuant to Article 7 become perpetual, exclusive licenses subject to the financial provisions of Article 9 and obligations under Article 11. In addition, Janssen’s obligation to use Diligent Efforts under Section 2.1 shall remain in effect until expiration of Janssen’s obligation to pay royalties under section 9.3. Janssen will retain any rights to seek remedies for damages it may have under the laws of Switzerland.

12.5 Effect of Termination by ACI For Breach by Janssen or by Janssen Without Cause. If ACI terminates this Agreement under section 12.3.1 or Janssen terminates this Agreement under section 12.2.1:

12.5.1	Termination of License to Janssen. The licenses granted to Janssen terminate as of the Agreement termination date in their entirety or on a country-by-country and Product-by-Product basis. If Janssen terminates this Agreement in one or more countries, but does not terminate the Agreement in its entirety, then at ACI’s request, the Parties will consider other reasonable means to bring the Product to market in such country but in any case, without negatively affecting the economic, technical, and clinical value of the Product in the other countries in which rights have not been terminated. ACI will retain any rights to seek remedies for damages it may have under the laws of Switzerland. In the case of a termination in its entirety, Janssen shall, within [*****] after such termination, return or cause to be returned to ACI all ACI Confidential Information in tangible form except that Janssen may retain one copy in its confidential files solely for records purposes.

12.5.2	Regulatory. In the case of a termination in its entirety by ACI under Section 12.3.1 or Janssen under section 12.2.1, Janssen shall and hereby does assign and transfer to ACI all Regulatory Filings and Regulatory Approvals for the ACI or Joint Product together with all final pre-clinical and clinical study reports and clinical study protocols, and all data, including clinical data, materials and information in Janssen’s possession and control related to ACI or Joint Product(s) in the applicable country as necessary for ACI to continue to develop and commercialize the ACI or Joint Product(s) in such country, and (b) at ACI’s request, Janssen shall and hereby does assign to ACI all clinical trial agreements regarding the ACI or Joint Product in the applicable country to the extent such agreements have not been cancelled and to the extent Janssen is able to do so. ACI shall, upon transfer, have the right to disclose such filings, approvals and data to (i) governmental agencies of the country to the extent required or desirable to secure government approval for the development, manufacturing or sale of ACI or Joint Product(s) in the country, (ii) Third Parties acting on behalf of ACI, its Affiliates or licensees, to the extent reasonably necessary for the development, manufacture or sale of ACI or Joint Product(s) in the country and (iii) Third Parties to the extent reasonably necessary to market ACI or Joint Product(s) in the country. All documents shall be transferred in the form and format in which such materials are maintained by Janssen.

12.5.3	Non-exclusive License to ACI. In the case of a termination in its entirety by ACI under Section 12.3.1 or Janssen under this section 12.5, Janssen shall grant and hereby grants to ACI a non-exclusive, worldwide, fully-paid up, royalty-free, perpetual, irrevocable license under Janssen Patent Rights and Janssen Know-How, to the extent necessary to Develop, Manufacture and Commercialize ACI or Joint Product(s) as of the effective date of termination. Janssen shall provide ACI reasonable access to information, technical assistance and analytical know-how necessary for ACI to apply the licensed technology for a period of [*****] months following the effective date of termination.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.5.5	Supply to ACI. ACI will be solely responsible for, and shall use commercially reasonable efforts to obtain an approved alternate source of supply for clinical and commercial supplies, of ACI or Joint Products as soon as reasonably practicable as required by Regulatory Authorities.

12.6 HSR Filing; Termination Upon HSR Denial. If Janssen and ACI determine that an HSR filing is necessary, each of ACI and Janssen shall, within [*****] days of the Effective Date (or such later time as may be agreed to in writing by the Parties), file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, or with equivalent foreign authorities, any HSR Filing required of it under the HSR Act in the reasonable opinion of either Party. Each of ACI and Janssen shall use Diligent Efforts to do, or cause to be done, all things necessary, proper and advisable to, as promptly as practicable, take all actions necessary to make the filings required of ACI and Janssen or their respective Affiliates under the HSR Act. The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing. [*****]. If the Parties make an HSR Filing, then this Agreement shall terminate (a) at the election of either Party, immediately upon notice to the other Party, if the U.S. Federal Trade Commission or the U.S. Department of Justice, or an equivalent authority in the European Union, seeks a preliminary injunction under the Antitrust Laws against ACI and Janssen to enjoin the transactions contemplated by this Agreement; (b) at the election of either Party, immediately upon notice to the other Party, in the event that the United States Federal Trade Commission or the United States Department of Justice, or an equivalent authority in the European Union, obtains a preliminary injunction under the Antitrust Laws against ACI and Janssen to enjoin the transactions contemplated by this Agreement; or (c) at the election of either Party, immediately upon notice to the other Party, in the event that the HSR Clearance Date has not occurred on or prior to [*****] after the effective date of the HSR Filing. In the event that ACI exercises it right of termination under this section, then [*****].

12.7 Survival. The provisions of Sections 10.1.1, 10.1.2, 10.2.1, 13.1, 13.6, 13.7, and Article 8 indefinitely survive any expiration or termination of this Agreement.

ARTICLE 13: MISCELLANEOUS

13.1	Indemnification.

13.1.1	ACI shall indemnify Janssen and its Affiliates, and their respective directors, officers, employees and agents, against any claims of damages (except to the extent arising from any claims of intellectual property infringement), bodily injury, death, or property damage made by a Third Party (a “Third Party Claim”) to the extent arising from: (a) the negligence or willful misconduct of ACI under this Agreement; or (b) the material breach by ACI of any warranty, representation or obligation of ACI under this Agreement. This indemnification does not apply to the extent an act or failure to act is due to the negligence or willful misconduct of Janssen.

13.1.2

Janssen shall indemnify ACI and its Affiliates, and their respective directors, officers, employees and agents, against any Third Party Claim to the extent arising from (a) the negligence or willful misconduct of Janssen or its Related Parties under this Agreement; (b) the material breach by Janssen or its Related Parties of any warranty, representation or obligation of Janssen under this Agreement; or (c) the Development, Manufacture,

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UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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Commercialization or use by Janssen or its or its Related Parties under this Agreement of any Product. This indemnification does not apply to the extent an act or failure to act is due to the negligence or willful misconduct of ACI.

13.1.3	If a Party (the “Indemnitee”) intends to claim indemnification under this section, it shall promptly notify the other Party (the “Indemnitor”) in writing of any Third Party Claim for which the Indemnitee intends to claim such indemnification. The failure of the Indemnitee to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action relieves the Indemnitor of any obligation to the Indemnitee under this section with respect to any such action, insofar as the failure prejudices the Indemnitor’s ability to defend a Third Party Claim. The Indemnitee shall permit the Indemnitor to control the litigation or settlement of such Third Party Claim, and cooperate fully with Indemnitor in all related matters, provided that unless agreed by Indemnitee (a) counsel appointed by Indemnitor to defend Indemnitee will not take any position which if sustained would cause Indemnitee not to be indemnified by Indemnitor and (b) no settlement will involve any terms binding on Indemnitee except payment of money to by paid by Indemnitor.

13.1.4	Neither Party is liable to the other for indirect, consequential, special or punitive damages under this Agreement.

13.2 Force Majeure. Neither Party is liable to the other Party nor will it be deemed to breached this Agreement for failure or delay in performing any obligation under this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, but not limited to, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake reasonable efforts necessary to cure the force majeure circumstances.

13.3 Assignment. Except as provided in this section 12.3, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation be assigned or transferred, by either Party without the consent of the other Party. Either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations, in whole or in part, to an Affiliate. Any permitted assignee assumes all obligations of its assignor under this Agreement and will be subject to all of the provisions of this Agreement. Any attempted assignment not in accordance with this section is void. In the event of a Change of Control, ACI or Janssen may, without the other’s consent, assign this Agreement and all rights and obligations to the Change of Control party.

13.4 Severability. If any provision in this Agreement is held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not be affected unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties will then use reasonable efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which implement the purposes of this Agreement.

13.5 Notices. All notices that are required or permitted will be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by internationally-recognized courier or sent by registered or certified mail, postage prepaid, addressed as follows:

If to ACI, to:	AC Immune, SA

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EPFL Innovation Park Building B 1015 Lausanne Switzerland Attn: Office of Business Development Facsimile No.: [*****]

with a copy to:	VISCHER AG Attn: Dr. Matthias Staehelin Aeschenvorstadt 4 CH 4010 Basel, Switzerland Facsimile No.: [*****]

If to Janssen, to:	Janssen Pharmaceuticals, Inc. 1125 Trenton-Harbourton Road Titusville, NJ 08560 Attn: President Facsimile No.:

with a copy to:	Johnson & Johnson One Johnson & Johnson Plaza New Brunswick, NJ 08933 Attn: Chief Intellectual Property Counsel Facsimile No.: [*****]

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing. Any notice will have been given: (a) when delivered if personally delivered or sent by facsimile on a business day; (b) on the next business day after dispatch if sent by facsimile or by internationally-recognized overnight courier; and/or (c) on the [*****] business day following the date of mailing if sent by mail or other internationally-recognized courier. Notices are not sufficient if provided only between each Party’s representatives for the JRC Meetings.

13.6 Applicable Law. This Agreement is governed by and construed in accordance with the laws of Switzerland without reference to any rules of conflict of laws. The United Nations Convention on the Sale of Goods does not apply to this Agreement.

13.7	Dispute Resolution.

13.7.1 The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof (a “Dispute”). If the Parties initially are unable to resolve a Dispute despite using reasonable efforts to do so, either Party may, by written notice to the other, have the Dispute referred to their respective senior management designated below or their respective successors, for attempted resolution by negotiation in good faith. The attempted resolution shall take place no later than [*****] following receipt of such notice unless otherwise agreed. The designated management (each designated representative, an “Executive Officer”) are as follows:

For Janssen:	Therapeutic Area Leader for Neuroscience or designee

For ACI:	Chief Executive Officer or designee

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If the Parties are unable to resolve the Dispute, controversy or claim within [*****] (unless otherwise agreed) following the day on which one Party provides written notice of the Dispute to the other in accordance with section 12.7 .2, and a Party wishes to pursue the matter, each such Dispute, controversy or claim that is not an Excluded Claim will be finally resolved by mediation followed by binding arbitration as set forth below.

13.7.2 Mediation. The Parties shall first attempt in good faith to resolve any Dispute by confidential mediation in accordance with the then current Mediation Procedure of the International Institute for Conflict Prevention and Resolution (“CPR Mediation Procedure”) (www.cpradr.org) before initiating arbitration. The CPR Mediation Procedure controls, except where that Procedure conflicts with these provisions, in which case these provisions control. The mediator will be chosen pursuant to the CPR Mediation Procedure. The mediation will be held in Geneva, Switzerland.

Either Party may initiate mediation by written notice to the other of the existence of a Dispute. The Parties will select the mediator within [*****] of the notice and the mediation will begin promptly after the selection. The mediation will continue until the mediator or either Party, declares in writing, no sooner than after the conclusion of one full day of a substantive mediation conference attended on behalf of each Party by a senior business person with authority to resolve the Dispute, that the Dispute cannot be resolved by mediation. In no event, will mediation continue more than [*****] from the initial notice by a Party to initiate meditation unless the Parties agree in writing to extend that period.

Any period of limitations that would otherwise expire between the initiation of mediation and its conclusion is extended until [*****] after the conclusion of the mediation.

13.7.3 Arbitration. If the Parties fail to resolve the Dispute in mediation, and a Party desires to pursue resolution of the Dispute, the Dispute will be submitted by either Party for resolution in arbitration pursuant to the then current CPR Rules for Non-Administered Arbitration of International Disputes (“CPR Rules”) (www.cpradr.org), except where they conflict with these provisions, in which case these provisions control. CPR is designated as the Neutral Organization for all purposes. The arbitration will be conducted in English and held in Geneva, Switzerland. All aspects of the arbitration will be treated as confidential.

The arbitrators will be chosen from the CPR Panels of Distinguished Neutrals, unless a candidate not on the CPR Panel is approved by both Parties. Each arbitrator must be a lawyer with at least 15 years experience with a law firm or corporate law department of over 25 lawyers or who was a judge of a court of general jurisdiction. To the extent that the Dispute requires special expertise, the Parties will so inform CPR prior to the beginning of the selection process.

The arbitration tribunal will consist of three arbitrators, chosen in accordance with Rules 5.3 and 6 of the CPR Rules. If, however, the aggregate award sought by the Parties is less than $5 million and equitable relief is not sought, a single arbitrator will be chosen in accordance with Rules 5.3 and 6 of the CPR Rules.

Candidates for the arbitrator position(s) may be interviewed by representatives of the Parties in advance of their selection, provided that all Parties are represented.

The Parties will select the arbitrator(s) within [*****] of initiation of the arbitration. The hearing will be concluded within [*****] months after selection of the arbitrator(s) and the award will be rendered within [*****] of the conclusion of the hearing, or of any post-hearing

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briefing, which briefing will be completed by both sides within [*****] after the conclusion of the hearing. In the event the Parties cannot agree upon a schedule, then the arbitrator(s) shall set the schedule following the time limits set forth above as closely as practical.

The arbitrator(s) will be guided, but not bound, by the IBA Rules on the Taking of Evidence in International Commercial Arbitration (www.ibanet.org).

The hearing will be concluded in [*****] hearing days or less. Multiple hearing days will be scheduled consecutively to the greatest extent possible. A transcript of the testimony adduced at the hearing will be made available to either Party.

The arbitrator(s) shall decide the merits of any Dispute in accordance with the law governing this Agreement, without application of any principle of conflict of laws that would result in reference to a different law. The arbitrator(s) may not apply principles such as “amiable compositeur” or “natural justice and equity.”

The arbitrator(s) shall render a written opinion stating the reasons upon which the award is based. The arbitrator(s) may award the costs and expenses of the arbitration as provided in the CPR Rules, but each bears its own attorney fees

The award may be entered and enforced in any court of competent jurisdiction. If a court is called upon to enforce an award in a court proceeding, the Parties consent to the court’s requiring the Party resisting enforcement to pay the reasonable attorneys fees and costs incurred in that proceeding by the Party seeking enforcement.

Any Party may seek emergency, interim, or provisional relief prior to the appointment of the arbitrator(s) from any court of competent jurisdiction, without waiver of the agreements to mediate and arbitrate. After appointment of the arbitrator(s), any request for emergency, interim, or provisional relief shall either be addressed to the arbitrator(s), which will have the power to enter an interim award granting relief using the standards provided by applicable law, or to a court, but only with the permission of the arbitrator(s). Any interim award of the arbitrator(s) may be enforced in any court of competent jurisdiction.

Each Party waives: (1) its right to trial of any issue by jury, (2) with the exception of relief mandated by statute, any claim to punitive, exemplary, multiplied, indirect, consequential or lost profits/revenues damages, and (3) any claim for attorney fees, costs and prejudgment interest.

13.7.4 The Parties agree that, in the event of a Dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the Dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the Dispute will be refunded if an arbitrator or court determines that such payments are not due.

13.7.5 As used in this section, the term “Excluded Claim” means a dispute, controversy or claim that concerns the validity or infringement of a patent, trademark or copyright.

13.8 Compliance with Laws. Each Party will comply, and require its Affiliates and sublicensees to comply, with all applicable Laws and regulations relative to its obligations under this Agreement.

13.9 Entire agreement; Amendments. This Agreement, together with the Schedules and Exhibits, contains the entire understanding of the Parties with respect to the subject matter of this Agreement and supersedes and cancels all previous express or implied agreements and understandings, negotiations,

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writings and commitments, either oral or written, in respect to the subject matter. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties.

13.10 Headings. The captions to the sections and subsections are not a part of this Agreement, but are merely for convenience to assist in locating and reading the sections and subsections.

13.11 Independent Contractors. ACI and Janssen are independent contractors with respect to each other and the relationship between the two Parties is not a partnership, joint venture or agency. Neither ACI nor Janssen has the authority to make any statements, representations or commitments of any kind, or to take any action, binding on the other Party, without the prior written consent of the other Party.

13.12 Waiver. The waiver by either Party of any right, or the failure of the other Party to perform, or a breach by the other Party, is not a waiver of any other right or of any other breach or failure by such other Party.

13.13 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive. Each is in addition to any other remedy referred to in this Agreement or otherwise available under law.

13.14 ACI Change of Control. In the event of the occurrence of a Change of Control of ACI during the Term and the successor in interest is a pharmaceutical company or organization, Janssen may elect, by providing written notice within [*****] days after the date of the Change of Control, to take control of all Research and Development activities being conducted by ACI, and eliminate the JRC and ISC so that the provisions of Articles 3 and 5 no longer apply. The provisions of this section 13.13 will not apply in the case of an initial public offering by ACI, or a corporate restructuring (including the corporate domicile).

13.15 Compliance with Anti-Corruption Laws. Neither Party shall perform any actions that are prohibited by local and other anti-corruption laws (including the U.S. Foreign Corrupt Practices Act, collectively “Anti-Corruption Laws”) that may be applicable to one or both Parties to the Agreement. Without limiting the foregoing, neither Party shall make any payments, or offer or transfer anything of value, to any government official or government employee, to any political party official or candidate for political office or to any other Third Party related to the transaction in a manner that would violate Anti-Corruption Laws.

13.16 Advice of Counsel. Each Party participated in the drafting of this Agreement. In interpreting and applying the terms and provisions of this Agreement no presumption will exist or be implied against the Party that drafted the terms and provisions.

13.17 Counterparts. This Agreement may be executed in two or more counterparts, each of which is an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

JANSSEN PHAMACUETICALS, INC.		AC IMMUNE SA

By:	/s/ Steven Bariahtaris	By:	/s/ Martin Velasco
Name:	Steven Bariahtaris	Name:	Martin Velasco
Title:	Treasurer	Title:	Chairman

12/24/14
Date		Date

		By:	/s/ A. Pfeifer
Andrea Pfeifer
CEO

Dec. 24, 15.45, 2014

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

JANSSEN PHAMACUETICALS, INC.		AC IMMUNE SA

By:	/s/ Steven Bariahtaris	By:
Name:	Steven Bariahtaris	Name:
Title:	Treasurer	Title:

24-12-2014
Date		Date

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

JANSSEN PHAMACUETICALS, INC.	AC IMMUNE SA

By:	By:	/s/ Martin Velasco
Name:	Name:	Martin Velasco
Title:	Title:	Chairman

24-XII-2014
Date	Date

	By:	/s/ A. Pfeifer
A. Pfeifer
CEO

Dec. 24, 15.45, 2014

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Schedule 1.7 J&J Universal Calendar

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2015 UNIVERSAL CALENDAR

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2017 UNIVERSAL CALENDAR

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2018 UNIVERSAL CALENDAR

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2024 UNIVERSAL CALENDAR

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2025 UNIVERSAL CALENDAR

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Schedule 1.14 CMC Work Plan

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Schedule 1.20 Development Plan

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Schedule 1.66 Research Plan

[*****]

Tau [*****]

[*****] Tau [*****]

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[*****]

Tau [*****]

[*****] Tau

[*****] Tau

[*****] Tau

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Schedule 4.1 ACI Employees

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Schedule 9.2.2 Financial Information

ACI shall invoice Janssen for each Milestone Payment at the following address:

Janssen shall make all milestone and royalty payments to ACI by wire transfer of immediately available funds to the bank account identified below or such other bank account as ACI may designate in writing to Janssen:

[*****]

To the Attention of:

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10.1.5 ACI Patent Rights

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Tau [*****]

Tau [*****]

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[*****]

Tau [*****]

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Schedule 10.1.6 ACI Agreements

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Exhibit A ACI Press Release

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PRESS RELEASE

AC Immune Enters into a Worldwide License and Collaboration Agreement for Alzheimer’s Disease Therapeutic Tau-Vaccines with Janssen Pharmaceuticals, Inc.

•	Exclusive worldwide License agreement potentially worth up to USD 509 million (CHF 500 million*)

•	Three-year joint program to develop tauopathies therapeutic vaccines

•	Offers potential to treat Alzheimer’s patients earlier in the disease

Lausanne, Switzerland, - January 12, 2015 - AC Immune today announced it has entered into a worldwide exclusive license agreement and research collaboration with Janssen Pharmaceuticals, Inc., to develop and commercialize therapeutic anti-Tau vaccines for the treatment of Alzheimer’s disease and potentially other tauopathies**. Janssen Research & Development, LLC, an affiliate of Janssen Pharmaceuticals, Inc., will further develop the lead therapeutic vaccine, ACI-35, that is currently in a phase Ib clinical trial in Alzheimer’s patients. ACI-35 is an active therapeutic vaccine stimulating the patient’s immune system to produce a polyclonal antibody response against phosphorylated Tau protein.

Under the terms of the agreement, AC Immune will receive an upfront payment and is eligible to receive research, development and commercialization milestone payments potentially totaling up to USD 509 million (CHF 500 million*) for Alzheimer’s disease and for a potential second indication outside of Alzheimer’s disease. Additionally, the company is eligible to receive tiered royalties on net sales for any approved products resulting from the collaboration. AC Immune and Janssen will co-develop ACI-35 through phase Ib completion. As of phase II and onward, Janssen will assume responsibility for the clinical development, manufacturing and commercialization of ACI-35. Additionally, the two companies have entered a 3 year joint research collaboration to further characterize and develop novel vaccine therapies for the treatment of tauopathies.

Prof. Andrea Pfeifer, CEO of AC Immune said: “We are very pleased to begin this exciting strategic partnership with Janssen in a groundbreaking deal involving the first anti-pTau therapeutic vaccine. This is our third major collaboration with pharmaceutical partners involving the Tau protein and underscores the strength of our technology platforms for targeting proteinopathies and our success in bringing to the clinic Tau and Abeta therapies and diagnostics.”

*	USD/CHF exchange rate from Bloomberg as of 19 December 2014
**	Tauopathies are a family of diseases involving the misfolding and aggregating of Tau protein; i.e. frontotemporal dementia, progressive supranuclear palsy and amyotrophic lateral sclerosis

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Martin Velasco, Chairman of the Board added: “This agreement is another validation of our leadership in Alzheimer’s disease and of the growing interest of the large pharmaceutical companies in this field. We are determined to remain at the forefront of the industry’s efforts to develop therapies to address this critical global health problem.”

About the ACI-35 vaccine

“ACI-35 is the first therapeutic vaccine in clinical development that targets misfolded phospho-Tau protein that is associated with Alzheimer’s disease. It is important to note that this vaccine approach offers the potential to treat Alzheimer’s patients earlier and in broad populations and has an exciting future aptitude to treat other rarer tauopathy indications,” commented Dr. Andreas Muhs, Chief Scientific Officer of AC Immune.

ACI-35 is an active therapeutic vaccine, discovered by AC Immune, stimulating the patient’s immune system to produce conformation-specific antibodies against phosphorylated Tau protein. The phospho-Tau protein forms twisted fibers inside neuronal cells and builds tangles that are considered to be one of the two hallmarks of Alzheimer’s disease, besides Abeta-plaques. During pre-clinical development, ACI-35 showed reduction of phospho-Tau aggregates and total pathological Tau and improvement of clinical parameters. ACI-35 is also characterized by very specific antibody response against pathological Tau and its T-cell independent immune response, an important feature of AC Immune’s SupraAntigen technology platform, supporting the excellent safety profile.

The therapeutic vaccine is currently in a phase lb, randomized, double blind, placebo controlled clinical study in Alzheimer’s patients with the primary objective of evaluating the safety, tolerability and immunogenicity of ACI-35. Secondary objectives will assess relevant biomarkers and functional and clinical parameters. Two groups of patients with mild to moderate Alzheimer’s disease will receive a different dose of ACI-35. Patient safety in the study has been secured by careful planning and extensive preclinical tests.

About Alzheimer’s disease

Scientists don’t yet fully understand what causes Alzheimer’s disease, but it has become increasingly clear that it develops because of a complex series of events that take place in the brain over a long period of time. Two proteins – Tau and Abeta – are perceived as the major hallmarks of neurodegeneration: tangles and other abnormal forms of Tau protein accumulate inside the brain cells, while plaques and oligomers formed by beta-amyloid occur outside the brain cells of people with Alzheimer’s disease.

Alzheimer’s disease will be one of the biggest burdens of the future society showing dramatic incidence rates: every 69 seconds someone in the US develops Alzheimer’s disease, by mid-century someone will develop the disease every 33 seconds. 44 million people were affected with the disease worldwide in 2013. In the US Alzheimer’s disease

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is now the 6th leading cause of death across all ages. It was the fifth leading cause of death for those aged 65 and older. Since the incidence and prevalence of Alzheimer’s disease increase with age, the number of patients will grow dramatically with our society getting older. By 2050, we expect that patient numbers will triple to 135 million worldwide.

About AC Immune

AC Immune is a leading Swiss-based biopharmaceutical company with three products in clinical trials. The Company designs, discovers and develops therapeutic and diagnostic products to prevent and modify diseases caused by misfolding proteins. AC Immune’s two proprietary technology platforms create antibodies, small molecules and vaccines to address large markets across a broad spectrum of central nervous system indications. Alzheimer’s disease is the largest indication addressed by its products but the company’s innovative, highly differentiated and disease-modifying therapies are capable of shifting the paradigm in the treatment of other neurodegenerative diseases such as Down syndrome, Parkinson’s, tauopathies and Glaucoma. The Company has a large, diversified and promising pipeline featuring seven therapeutic and two diagnostic products in Alzheimer’s disease. The most advanced of these is crenezumab, an anti-Abeta antibody that is licensed to Genentech and has completed phase II clinical trials. Crenezumab was chosen by the US National Institute of Health for use in the first-ever AD prevention trial. The company has partnered three programs targeting Tau: ACI-35 with Janssen (therapeutic vaccine, phase Ib), Tau PET tracers with Piramal (Alzheimer’s diagnostic agent, pre-clinical) and Tau-antibodies with Genentech (preclinical). The anti-Abeta vaccine ACI-24 phase I/IIa trial is run in house. Since its foundation in 2003, AC Immune has raised 84 million Swiss francs (USD 81 million) from private investors.

For further information, please contact:

AC Immune Prof. Andrea Pfeifer Chief Executive Officer Phone: +41-21-693 91 21 E-mail: andrea.pfeifer@acimmune.com	Eva Schier Corporate Communications Manager Phone: +41-21-693 91 34 E-mail: eva.schier@acimmune.com

Nick Miles Senior Consultant Cabinet Privé de Conseils s.a. Mobile: +41 79 678 76 26 E-mail: miles@cpc-pr.com	In the US Ted Agne The Communications Strategy Group lnc. Phone: +1 781 631 3117 E-mail: edagne@comstratgroup.com

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